UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 31, 2012

SUNOCO LOGISTICS PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-31219	23-3096839
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

1818 Market Street, Suite 1500, Philadelphia, PA		19103-3615
(Address of principal executive offices)		(Zip Code)

(215) 977-3000

(Registrant’s telephone number, including area code)

N/A

(Former name or form address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 31, 2012, the Board of Directors of Sunoco Partners LLC (the “Company”), a Pennsylvania limited liability company that is the general partner of Sunoco Logistics Partners L.P. (NYSE: SXL) (the “Partnership”), amended each of the following executive compensation plans, to provide that the only eligible participants under such plans will be those employees eligible to participate on October 5, 2012, the date on which Sunoco, Inc. (the Partnership’s former parent was ) merged into a wholly owned subsidiary of Energy Transfer Partners, L.P. NYSE: ETP):

(1)	the Company’s Special Executive Severance Plan (the “CIC Plan”), which provides enhanced severance benefits to participating executives terminated in connection with a change in control; and

(2)	the Company’s Executive Involuntary Severance Plan (the “Involuntary Plan”), which provides certain severance benefits to participating executives involuntarily terminated for reasons other than just cause, death, disability, or a change in control.

The text of the amendment to the CIC Plan is attached as Exhibit10.1 to this Current Report on Form 8-K, and the text of the amendment to the Involuntary Plan is attached hereto as exhibit 10.2.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

10.1	Amendment No. 2012-2 to the Sunoco Partners LLC Special Executive Severance Plan.

10.2	Amendment No. 2012-2 to the Sunoco Partners LLC Executive Involuntary Severance Plan.

Safe Harbor Statement

Statements contained in this report, or the exhibits to this report, that state the Partnership’s or its management’s expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. The Partnership’s actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include those mentioned in the documents that the Partnership has filed with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNOCO LOGISTICS PARTNERS L.P.
By:	Sunoco Partners LLC, its General Partner

By:	/s/ KATHLEEN SHEA-BALLAY
Kathleen Shea-Ballay
Vice President, General Counsel and Corporate Secretary

January 7, 2013

Philadelphia, PA

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 2012-2 to the Sunoco Partners LLC Special Executive Severance Plan

10.2	Amendment No. 2012-2 to the Sunoco Partners LLC Executive Involuntary Severance Plan